UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21637

Name of Fund: Diversified Income Strategies Portfolio, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Diversified Income Strategies Portfolio, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton,
      NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 - Report to Stockholders

                         Diversified Income
                         Strategies Portfolio, Inc.

Annual Report
August 31, 2005

Diversified Income Strategies Portfolio, Inc.

The Benefits and Risks of Leveraging

Diversified Income Strategies Portfolio, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of August 31, 2005

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
SatBirds Capital Participations, Second Lien
  Term Loan, 6.397% due 9/30/2013 ...............................           2.8%
XM Satellite Radio, Inc., 9.193% due 5/01/2009 ..................           2.8
Amkor Technology, Inc.,
  Second Lien Term Loan, 8.33% due 10/27/2010 ...................           2.6
Omnova Solutions, Inc.,
  11.25% due 6/01/2010 ..........................................           2.4
Universal City Florida Holding Co. I,
  8.443% due 5/01/2010 ..........................................           2.4
FelCor Lodging LP, 7.78% due 6/01/2011 ..........................           2.4
Dobson Cellular Systems,
  8.443% due 11/01/2011 .........................................           2.4
New Skies Satellites NV,
  8.539% due 11/01/2011 .........................................           2.4
Graham Packaging Co. LP, Second Lien
  Term Loan, 7.75% due 4/07/2012 ................................           2.3
RJ Tower Corp. Tranche B Term Loan,
  6.625% due 2/02/2007 ..........................................           2.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Cable--U.S. .....................................................          10.7%
Information Technology ..........................................          10.3
Automotive ......................................................           9.5
Housing .........................................................           9.2
Manufacturing ...................................................           8.9
--------------------------------------------------------------------------------
      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa .........................................................           1.6%
BB/Ba ...........................................................           5.6
B/B .............................................................          68.8
CCC/Caa .........................................................           9.2
D ...............................................................           0.9
NR (Not Rated) ..................................................           8.6
Other* ..........................................................           5.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:

Total Returns as of August 31, 2005                              6-month    12-month
====================================================================================
U.S. equities (Standard & Poor's 500 Index)                      +2.33%      +12.56%
------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                     +5.75%      +23.10%
------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)  +1.98%      +23.58%
------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)              +2.85%      + 4.15%
------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)   +2.85%      + 5.31%
------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)   +1.35%      + 8.98%
------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005      3

A Discussion With Your Fund's Portfolio Manager

      Following the Portfolio's initial ramp-up, we made ample use of our leverage facilities and looked for opportunities to diversify the portfolio through a credit-driven security selection process.

How has the Portfolio performed since its inception in light of the existing market conditions?

Since its inception on January 31, 2005 through August 31, 2005, the Common Stock of Diversified Income Strategies Portfolio, Inc. had net annualized yields of 8.24% and 8.63%, based on a period-end per share net asset value of $18.38 and a per share market price of $17.53, respectively, and $.883 per share income dividends. Over the same period, the total investment return on the Portfolio's Common Stock was +0.42%, based on a change in per share net asset value from $19.10 to $18.38, and assuming reinvestment of all distributions. For the same period, the Portfolio's benchmark, which consists of 20% of the Credit Suisse First Boston (CSFB) High Yield Index and 80% of the CSFB Leveraged Loan Index, returned +3.31%.

For the six-month period ended August 31, 2005, the total investment return on the Portfolio's Common Stock was +0.11%, based on a change in per share net asset value from $19.16 to $18.38, and assuming reinvestment of all distributions.

For a description of the Portfolio's total investment return based on a change in the per share market value of the Portfolio's Common Stock (as measured by the trading price of the Portfolio's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Portfolio's shares may trade in the secondary market at a premium or discount to the Portfolio's net asset value. As a result, total investment returns based on changes in the market value of the Portfolio's Common Stock can vary significantly from total investment returns based on changes in the Portfolio's net asset value.

The high yield market was quite volatile over the past several months. General Motors Corp. (GM) announced higher-than-expected losses on March 16. This exacerbated concerns that both GM and Ford Motor Company would be lowered to junk bond status and exerted significant downward pressure on the entire high yield market. Concurrent with this development, the 10-year Treasury rate shot up to 4.6% in the last week of March, adding yet more downward price pressure on the high yield market. The Merrill Lynch High Yield Index declined 2.72% in March and 1.04% in April. The market subsequently gained some perspective on the GM and Ford Motor downgrades and staged a four-month rally totaling approximately 4.9% by August 31. This high yield upturn was complemented by a rally in the 10-year Treasury rate, which finished the period at 4.02%, 58 basis points (.58%) off its peak for the past six months. The later part of this Treasury rally was fueled by a flight to quality in the aftermath of Hurricane Katrina.

Conditions in the leveraged loan market were much less unsettled than those of the high yield bond market. Three primary factors account for this. First, credit concerns have less of an impact on leveraged loans compared to high yield bonds due to the senior secured status of most leveraged bank loans. Second, leveraged bank loans are set off of the London InterBank Offered Rate (LIBOR) and are much less impacted by moves in long-term interest rates. Third, demand for bank loans has been greatly boosted by the influx of collateralized loan obligations (CLOs) into the market. For the eight months ended August 31, 2005, we saw $26.2 billion in CLO issuance. Generally speaking, bank loans lack call protection, and corporate treasurers have exploited this robust demand to refinance at increasingly tighter spreads to LIBOR.

Despite increasing leverage and greater high yield issuance at the lower end of the credit-rating spectrum, default rates continued to decline, reaching their lowest levels since 1994 at .45% for leveraged loans and .91% for high yield bonds, as of June 30, 2005, according to CSFB. While strong market liquidity and gross domestic product growth projections in the 3% - 4% range have enabled companies to stretch their credit parameters, it must be noted that default rates are a lagging indicator. The average incubation period for a high yield credit default is roughly 36 months. Consequently, current rates are more reflective of the underwriting standards of the 2002-2003 period than those of today.

What factors most influenced Portfolio performance?

The Portfolio's underperformance of its benchmark is largely attributed to the fact that its ramp-up phase (the period during which we were investing the assets gathered in the initial offering) coincided with the peak of the high yield market -- just prior to the aforementioned GM/Ford-related credit turbulence. Moreover, the Portfolio was constructed to be interest-rate defensive and credit-risk offensive. With an


4       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005
average credit rating of B2, the Portfolio felt the full brunt of the turn in the credit cycle, and its net asset value suffered accordingly.

On the positive side, investors' fears of further credit turmoil were mostly unrealized. The market ultimately settled down, and we experienced strong returns for the last three months of this reporting period. Specifically, on a net asset value total return basis, the Portfolio posted a return of -5.4% versus its benchmark return of +0.1% for the three months ended May 31, 2005, and a return of +5.8% versus a benchmark return of +2.5% for the three months ended August 31, 2005.

The Federal Reserve Board (the Fed) continued raising short-term interest rates throughout the reporting period, and the Portfolio's dividend responded accordingly. Although we did not anticipate a flattening yield curve, the Portfolio remains defensively positioned in the event of rising longer-term interest rates.

Specific investments that contributed positively to performance during the reporting period included Dobson Cellular Systems, IWO Holdings, Inc. and Calpine Generating Co. LLC. The Portfolio's $5 million investment in Dobson Cellular, a wireless telecommunications company, rallied from par to 104 during the period. This move was prompted by management's announcement of a new roaming agreement with Cingular, effective through 2009, and reduced future uncertainty regarding this credit.

On August 30, 2005, Sprint Nextel Corp. announced plans to acquire IWO. Sprint Nextel is an investment-grade credit, and the Portfolio's $4 million floating rate note in IWO traded up accordingly, from par to 105.

The debt and equity of Calpine Generating Co., a gas-fired turbine power generation company, exhibited much volatility during the period. Although Calpine runs the most efficient gas turbine fleet in the country, it is still susceptible to high natural gas prices, and has limited flexibility given the debt service demands arising from a highly levered balance sheet. During the period, the company successfully addressed some balance sheet issues, and the Portfolio's $5 million in secured floating rate notes responded positively, rising in price from 97.75 to 101.25.

Investments that detracted from performance during the period included Anchor Glass Container Corp., Exide Technologies and Wise Metals Group LLC. The Portfolio's $4.1 million investment in glass bottle manufacturer Anchor declined in price from 105 to 67 during the period. The company's financial performance suffered in the midst of high natural gas and soda ash prices, culminating in a Chapter 11 bankruptcy filing on August 8, 2005.

Our $4 million bond holding in battery manufacturer Exide slid in price from par to 77.25 after the company missed its cash flow targets for its fiscal quarter ended March 31, 2005. Exide attributes this performance to high lead prices and slack internal controls, which we understand the company has addressed.

Finally, our $3 million bond position in Wise Metals, a manufacturer of aluminum cans for the beverage industry, retreated in price from 103 to 82 during the period. The decline came in response to disappointing financial results posted in the last few quarters due to margin pressure from high energy, transportation and raw material costs.

How have you managed the Portfolio since inception?

We completed the Portfolio's initial ramp-up in March and are employing roughly 30% leverage to help amplify returns. The Portfolio's 80% floating rate/20% fixed rate composition gives it a duration that is roughly 25% of the CSFB High Yield Index. Stated another way, we have removed about 75% of the price risk that would be experienced by a monoline fixed rate high yield bond fund. (For a complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Portfolio's position at the close of the period?

We will look to continue to diversify the portfolio, pursue a credit-driven selection process, and employ the best strategies available in our efforts to enhance performance for our shareholders going forward.

Kevin J. Booth
Vice President and Portfolio Manager

September 20, 2005


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005      5

Schedule of Investments                                        (in U.S. dollars)

                   Face
                 Amount    Corporate Bonds                                               Value
==================================================================================================
Aerospace & Defense--4.3%
EUR           4,000,000    Aero Invest 1 SA, 10.677% due 3/01/2015 (f)               $   4,642,280
USD           2,000,000    DynCorp International LLC, 9.50%
                              due 2/15/2013 (d)                                          1,975,000
              3,000,000    Vought Aircraft Industries, Inc., 8% due 7/15/2011            2,955,000
                                                                                     -------------
                                                                                         9,572,280
==================================================================================================
Automotive--4.4%
              4,200,000    Delco Remy International, Inc., 7.599%
                              due 4/15/2009 (b)                                          4,158,000
              2,875,000    Exide Technologies, 10.50% due 3/15/2013 (d)                  2,213,750
              3,000,000    Stoneridge Inc., 11.50% due 5/01/2012                         3,195,000
                                                                                     -------------
                                                                                         9,566,750
==================================================================================================
Broadcasting--6.5%
              1,075,000    Emmis Communications Corp., 9.314%
                              due 6/15/2012 (b)                                          1,088,438
              2,000,000    Granite Broadcasting Corp., 9.75% due 12/01/2010              1,887,500
              2,500,000    Sirius Satellite Radio, Inc., 9.625% due 8/01/2013 (d)        2,456,250
              6,000,000    XM Satellite Radio, Inc., 9.193% due 5/01/2009 (b)            6,067,500
              3,000,000    Young Broadcasting Inc., 10% due 3/01/2011                    2,887,500
                                                                                     -------------
                                                                                        14,387,188
==================================================================================================
Cable--International--1.3%
EUR           2,250,000    Kabel BW Holdings GmbH, 9.486% due 2/03/2015                  2,812,119
==================================================================================================
Cable--U.S.--7.9%
USD           3,000,000    Cablevision Systems Corp. Series B, 7.88%
                              due 4/01/2009 (b)                                          3,097,500
              5,000,000    CCO Holdings LLC, 7.535% due 12/15/2010 (b)                   4,950,000
              4,000,000    Intelsat Bermuda Ltd., 8.695% due 1/15/2012 (b)(d)            4,070,000
              5,000,000    New Skies Satellites NV, 8.539% due 11/01/2011 (b)            5,187,500
                                                                                     -------------
                                                                                        17,305,000
==================================================================================================
Chemicals--3.4%
              2,000,000    Huntsman LLC, 11.099% due 7/15/2011 (b)                       2,160,000
              5,000,000    Omnova Solutions, Inc., 11.25% due 6/01/2010                  5,325,000
                                                                                     -------------
                                                                                         7,485,000
==================================================================================================
Consumer--Non-Durables--5.5%
              4,000,000    Ames True Temper, Inc., 7.599% due 1/15/2012 (b)              3,900,000
              4,000,000    Chattem, Inc., 6.87% due 3/01/2010 (b)                        4,030,000
              4,000,000    Hines Nurseries, Inc., 10.25% due 10/01/2011                  4,110,000
                                                                                     -------------
                                                                                        12,040,000
==================================================================================================
Diversified Media--3.3%
              2,000,000    Primedia, Inc., 9.165% due 5/15/2010 (b)                      2,122,500
              5,000,000    Universal City Florida Holding Co. I, 8.443%
                              due 5/01/2010 (b)                                          5,237,500
                                                                                     -------------
                                                                                         7,360,000
==================================================================================================
Energy--Other--3.2%
              4,000,000    Aventine Renewable Energy Holdings, Inc., 9.41%
                              due 12/15/2011 (b)(d)                                      4,020,000
              3,000,000    Parker Drilling Co., 8.62% due 9/01/2010 (b)                  3,120,000
                                                                                     -------------
                                                                                         7,140,000
==================================================================================================
Food & Drug--1.8%
              4,000,000    Duane Reade, Inc., 7.91% due 12/15/2010 (b)                   3,860,000
==================================================================================================
Gaming--1.8%
              4,000,000    Penn National Gaming, Inc., 6.75% due 3/01/2015               3,960,000
==================================================================================================
Health Care--3.1%
              2,000,000    Elan Finance Plc, 7.79% due 11/15/2011 (b)(d)                 1,770,000
              5,000,000    Universal Hospital Services, Inc., 10.125%
                              due 11/01/2011                                             5,050,000
                                                                                     -------------
                                                                                         6,820,000
==================================================================================================
Housing--6.5%
              4,000,000    Builders Firstsource, Inc., 8.04% due 2/15/2012 (b)(d)        4,020,000
              1,500,000    Compression Polymers Corp, 10.46%
                              due 7/01/2012 (b)(d)                                       1,503,750
              4,335,000    Goodman Global Holding Co., Inc., 6.41%
                              due 6/15/2012 (b)(d)                                       4,313,325
              4,500,000    Nortek, Inc., 8.50% due 9/01/2014                             4,376,250
                                                                                     -------------
                                                                                        14,213,325
==================================================================================================
Information Technology--6.9%
              2,000,000    Activant Solutions, Inc., 9.504% due 4/01/2010 (b)(d)         2,045,000
              4,000,000    MagnaChip Semiconductor SA, 6.66% due 12/15/2011 (b)          4,020,000
                           Sungard Data Systems, Inc. (d):
              1,200,000          8.525% due 8/15/2013 (b)                                1,242,000
              1,800,000          9.125% due 8/15/2013                                    1,890,000
              2,000,000          10.25% due 8/15/2015                                    2,090,000
              4,000,000    Telcordia Technologies Inc., 10% due 3/15/2013 (d)            3,800,000
                                                                                     -------------
                                                                                        15,087,000
==================================================================================================
Leisure--2.4%
              5,000,000    FelCor Lodging LP, 7.78% due 6/01/2011 (b)                    5,212,500
==================================================================================================
Manufacturing--6.8%
              2,975,000    Brand Services, Inc., 12% due 10/15/2012                      3,168,375
              4,000,000    CPI Holdco, Inc., 9.672% due 2/01/2015 (b)                    3,966,568
              2,650,000    Mueller Group, Inc., 10% due 5/01/2012                        2,838,813
              3,000,000    Propex Fabrics, Inc., 10% due 12/01/2012                      2,895,000
              2,500,000    Trimas Corp., 9.875% due 6/15/2012                            2,137,500
                                                                                     -------------
                                                                                        15,006,256
==================================================================================================
Packaging--6.0%
              2,000,000    AEP Industries, Inc., 7.875% due 3/15/2013 (d)                2,039,368
              4,095,000    Anchor Glass Container Corp., 11%
                              due 2/15/2013 (e)                                          2,743,650
              4,500,000    Constar International, Inc., 7.165%
                              due 2/15/2012 (b)(d)                                       4,320,000
              2,000,000    Tekni-Plex, Inc., 8.75% due 11/15/2013 (d)                    1,750,000
              3,000,000    Wise Metals Group LLC, 10.25% due 5/15/2012                   2,467,500
                                                                                     -------------
                                                                                        13,320,518
==================================================================================================
Paper--4.6%
              5,000,000    Abitibi-Consolidated, Inc., 6.91% due 6/15/2011 (b)           5,000,000
              2,000,000    Boise Cascade LLC, 6.474% due 10/15/2012 (b)                  2,015,000
              3,000,000    NewPage Corp., 9.943% due 5/01/2012 (b)(d)                    2,985,000
                                                                                     -------------
                                                                                        10,000,000
==================================================================================================
Service--2.7%
              5,000,000    HydroChem Industrial Services, Inc., 9.25%
                              due 2/15/2013 (d)                                          4,900,000
              1,000,000    Neff Rental LLC, 11.25% due 6/15/2012 (d)                     1,065,000
                                                                                     -------------
                                                                                         5,965,000
==================================================================================================
Telecommunications--3.7%
              2,000,000    Qwest Communications International, Inc., 7.29%
                              due 2/15/2009 (b)                                          1,990,000
              4,000,000    Time Warner Telecom Holdings, Inc., 7.79%
                              due 2/15/2011 (b)                                          4,100,000
              2,000,000    US LEC Corp. Class A, 11.89% due 10/01/2009 (b)               2,050,000
                                                                                     -------------
                                                                                         8,140,000
==================================================================================================


6       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                   Face
                 Amount    Corporate Bonds                                               Value
==================================================================================================
Transportation--3.6%
USD           4,000,000    Progress Rail Services Corp., 7.75%
                              due 4/01/2012 (d)                                      $   4,065,000
              4,000,000    Titan Petrochemicals Group Ltd., 8.50%
                              due 3/18/2012 (d)                                          3,820,000
                                                                                     -------------
                                                                                         7,885,000
==================================================================================================
Utility--4.2%
              5,000,000    Calpine Generating Co. LLC, 9.26%
                              due 4/01/2010 (b)                                          5,062,500
              4,000,000    Dynegy Holdings, Inc., 10.099%
                              due 7/15/2008 (b)(d)                                       4,250,000
                                                                                     -------------
                                                                                         9,312,500
==================================================================================================
Wireless Communications--6.4%
              2,000,000    AirGate PCS, Inc., 7.349% due 10/15/2011 (b)                  2,075,000
              5,000,000    Dobson Cellular Systems, 8.443%
                              due 11/01/2011 (b)                                         5,200,000
              4,000,000    IWO Holdings, Inc., 7.349% due 1/15/2012 (b)                  4,200,000
              2,500,000    US Unwired, Inc., 7.66% due 6/15/2010 (b)                     2,600,000
                                                                                     -------------
                                                                                        14,075,000
--------------------------------------------------------------------------------------------------
                           Total Corporate Bonds
                           (Cost--$227,516,478)--100.3%                                220,525,436
==================================================================================================

                           Fixed Rate Loan Interests
==================================================================================================
Health Care--1.9%
              4,000,000    HealthSouth Corp. Term Loan, 10.375%
                              due 1/16/2011                                              4,150,000
==================================================================================================
                           Total Fixed Rate Loan Interests
                           (Cost--$4,440,000)--1.9%                                      4,150,000
==================================================================================================

                           Floating Rate Loan Interests (a)
==================================================================================================
Automotive--5.1%
              3,000,000    Delphi Automotive Systems Corp. Term Loan,
                              10.30% due 6/14/2011                                       3,082,767
              2,996,226    Metaldyne Corp. Term Loan D, 8.016%
                              due 12/31/2009                                             2,984,056
              5,000,000    RJ Tower Corp. Tranche B Term Loan, 6.625%
                              due 2/02/2007                                              5,073,440
                                                                                     -------------
                                                                                        11,140,263
==================================================================================================
Cable--U.S.--2.8%
EUR           5,000,000    SatBirds Capital Participations Second Lien Term
                              Loan, 6.397% due 10/04/2013                                6,156,916
==================================================================================================
Chemicals--2.3%
USD           1,995,000    PQ Corp. Term Loan, 5.50% due 2/11/2012                       2,021,184
              3,000,000    Wellman, Inc. Second Lien Term Loan, 10.46%
                              due 2/10/2010                                              3,045,000
                                                                                     -------------
                                                                                         5,066,184
==================================================================================================
Consumer--Non-Durables--2.3%
              5,000,000    American Safety Razor Co. Tranche C Term Loan,
                              10.31% due 8/28/2012                                       5,062,500
==================================================================================================
Energy--Exploration & Production--2.3%
                           Quest Cherokee LLC:
              1,000,289          Line of Credit, 8.325% due 12/31/2008                   1,000,289
              4,152,619          Term Loan B, 8.50%--10.25% due 7/22/2010                4,152,619
                                                                                     -------------
                                                                                         5,152,908
==================================================================================================
Gaming--1.4%
              3,000,000    Resorts International Holdings LLC Second Lien
                              Term Loan, 9.42% due 4/26/2013                             3,012,189
==================================================================================================
Housing--2.7%
              1,987,448    Lake at Las Vegas Joint Venture Term Loan,
                              6.162%--6.51% due 2/01/2010                                2,016,763
              4,000,000    Stile U.S. Acquisition Corp. Bridge Loan, 9.384%
                              due 4/06/2016                                              4,000,000
                                                                                     -------------
                                                                                         6,016,763
==================================================================================================
Information Technology--3.4%
              5,500,000    Amkor Technology, Inc. Second Lien Term Loan,
                              8.33% due 10/27/2010                                       5,647,813
              1,770,000    Fidelity National Information Solutions, Inc. Term
                              Loan B, 5.321% due 3/09/2013                               1,774,425
                                                                                     -------------
                                                                                         7,422,238
==================================================================================================
Manufacturing--2.1%
              4,622,037    EaglePicher Holdings, Inc. Tranche B Term Loan,
                              10% due 8/07/2009 (e)                                      4,593,149
==================================================================================================
Metal--Other--1.4%
                           Euramax International Plc:
              1,500,000          First Lien Term Loan B 6.125% due 6/29/2012             1,511,562
              1,500,000          Second Lien Term Loan, 10.55%
                                     due 6/29/2013                                       1,522,500
                                                                                     -------------
                                                                                         3,034,062
==================================================================================================
Packaging--2.3%
              5,000,000    Graham Packaging Second Lien Term Loan,
                              7.75% due 4/07/2012                                        5,137,500
==================================================================================================
Paper--1.9%
                           White Birch Paper Co.:
              1,995,000          First Lien Term Loan, 6.60%--13%
                                    due 4/08/2012                                        2,049,862
            2,000,000            Second Lien Term Loan, 10.909%
                                    due 4/08/2013                                        2,030,000
                                                                                     -------------
                                                                                         4,079,862
==================================================================================================
Retail--1.9%
              4,000,000    American Reprographics Co. LLC Second Lien Term
                              Loan, 10.235% due 12/18/2009                               4,160,000
==================================================================================================
Telecommunications--1.4%
              3,000,000    FairPoint Communications, Inc. Term Loan B,
                              5.438%--5.563% due 2/08/2012                               3,036,564
==================================================================================================
Utility--1.5%
              3,300,000    Covanta Energy Corp. Second Lien Term Loan,
                              8.96%--9.141% due 6/24/2013                                3,324,750
--------------------------------------------------------------------------------------------------
                           Total Floating Rate Loan Interests
                           (Cost--$76,604,713)--34.8%                                   76,395,848
==================================================================================================


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005      7

Schedule of Investments (concluded)                            (in U.S. dollars)

                   Face
                 Amount    Short-Term Securities                                         Value
==================================================================================================
Commercial Paper**--7.7%
USD           4,000,000    Cinergy Corp., 3.69%
                              due 9/22/2005                                          $   3,991,390
              4,000,000    Fortune Brands, Inc., 3.64%
                              due 9/14/2005                                              3,994,742
              5,000,000    Hertz Corp., 4.01% due 9/28/2005                              4,984,963
              4,000,000    Oneok Inc., 3.68% due 9/23/2005                               3,991,004
                                                                                     -------------
                                                                                        16,962,099

             Beneficial
               Interest    Short-Term Securities                                         Value
==================================================================================================
USD              26,855    Merrill Lynch Liquidity Series, LLC Cash Sweep
                              Series I (c)                                           $      26,855
--------------------------------------------------------------------------------------------------
                           Total Short-Term Securities (Cost--$16,988,954)--7.7%        16,988,954
==================================================================================================
Total Investments (Cost--$325,550,145*)--144.7%                                        318,060,238

Liabilities in Excess of Other Assets--(44.7%)                                         (98,312,535)
                                                                                     -------------
Net Assets--100.0%                                                                   $ 219,747,703
                                                                                     =============

--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $325,453,526
                                                                   ============
      Gross unrealized appreciation ............................   $  1,657,000
      Gross unrealized depreciation ............................     (9,050,288)
                                                                   ------------
      Net unrealized depreciation ..............................   $ (7,393,288)
                                                                   ============

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
(a) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(b)   Floating rate note.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                           $26,855             $86,013
      --------------------------------------------------------------------------

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(f) Represents a pay-in-kind security that may pay interest/dividends in additional face/shares.

      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      Swaps entered into as of August 31, 2005 were as follows:

      ----------------------------------------------------------------------------------
                                                                            Unrealized
                                                         Notional          Appreciation
                                                          Amount          (Depreciation)
      ----------------------------------------------------------------------------------
      Sold credit default protection on General
         Motors Corp. and receive 5.25%

      Broker, Morgan Stanley Capital
         Services, Inc.
         Expires June 2008                            $ 5,000,000         $       46,220

      Sold credit default protection on ACES
         High Yield Index (10%--13% Tranche)
         and receive 5%

      Broker, Morgan Stanley Capital
         Services, Inc.
         Expires March 2010                           $ 7,000,000               (426,559)

      Sold credit default protection on Qwest
         Capital Funding Inc. and receive 5.75%

      Broker, Deutsche Bank AG
         Expires June 2010                            $ 3,000,000                166,353

      Sold credit default protection on Dow Jones
         CDX North America High Yield B Index
         Series 4 and receive 3.4%

      Broker, Morgan Stanley Capital
         Services, Inc.
         Expires June 2010                            $ 5,000,000                 97,560

      Pay a fixed rate of 4.853% and receive a floating rate based on 3-month USD LIBOR

      Broker, Lehman Brothers Special Finance
         Expires March 2013                           $31,000,000               (963,022)
      ----------------------------------------------------------------------------------
      Total                                                               $   (1,079,448)
                                                                          ==============

Currency Abbreviations:

EUR     Euro
USD     U.S. Dollar

      See Notes to Financial Statements.


8       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

Statement of Assets, Liabilities and Capital

As of August 31, 2005
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$325,523,290) ............................                     $ 318,033,383
                       Investments in affiliated securities, at value
                        (identified cost--$26,855) .................................                            26,855
                       Unrealized appreciation on swaps ............................                           166,353
                       Foreign cash (cost--$168) ...................................                                43
                       Interest receivable (including $2,799 from affiliates) ......                         5,388,329
                       Prepaid expenses and other assets ...........................                            13,229
                                                                                                         -------------
                       Total assets ................................................                       323,628,192
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Loans .......................................................                       101,400,000
                       Unrealized depreciation on swaps ............................                         1,245,801
                       Swap premiums received ......................................                            52,117
                       Payables:
                          Dividends to shareholders ................................    $     492,946
                          Swaps ....................................................          268,289
                          Investment adviser .......................................          157,819
                          Offering costs ...........................................          127,554
                          Interest on loans ........................................           74,037
                          Other affiliates .........................................            1,911        1,122,556
                                                                                        -------------
                       Accrued expenses ............................................                            60,015
                                                                                                         -------------
                       Total liabilities ...........................................                       103,880,489
                                                                                                         -------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                     $ 219,747,703
                                                                                                         =============
======================================================================================================================
Capital
----------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share; 200,000,000 shares
                        authorized (11,955,236 shares issued and outstanding) ......                     $   1,195,524
                       Paid-in capital in excess of par ............................                       226,715,831
                       Undistributed investment income--net ........................    $     648,249
                       Accumulated realized capital losses--net ....................         (236,341)
                       Unrealized depreciation--net ................................       (8,575,560)
                                                                                        -------------
                       Total accumulated losses--net ...............................                        (8,163,652)
                                                                                                         -------------
                       Total capital--Equivalent to $18.38 net asset value per share
                        of Common Stock (market price--$17.53) .....................                     $ 219,747,703
                                                                                                         =============

      See Notes to Financial Statements.


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005      9

Statement of Operations

For the Period January 31, 2005+ to August 31, 2005
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Interest (including $86,013 from affiliates) ................                     $  12,725,498
                       Other income ................................................                            33,262
                                                                                                         -------------
                       Total income ................................................                        12,758,760
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Loan interest expense .......................................    $   1,522,174
                       Investment advisory fees ....................................        1,279,672
                       Borrowing costs .............................................          102,396
                       Professional fees ...........................................           88,054
                       Accounting services .........................................           53,315
                       Directors' fees and expenses ................................           28,672
                       Transfer agent fees .........................................           17,181
                       Printing and shareholder reports ............................           16,952
                       Custodian fees ..............................................           14,123
                       Pricing services ............................................            6,812
                       Other .......................................................           13,615
                                                                                        -------------
                       Total expenses before waiver ................................        3,142,966
                       Waiver of expenses ..........................................         (355,611)
                                                                                        -------------
                       Total expenses after waiver .................................                         2,787,355
                                                                                                         -------------
                       Investment income--net ......................................                         9,971,405
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Loss--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net .........................................         (213,330)
                          Swaps--net ...............................................         (393,210)
                          Foreign currency transactions--net .......................          (36,312)        (642,852)
                                                                                        -------------
                       Unrealized depreciation on:
                          Investments--net .........................................       (7,489,907)
                          Swaps--net ...............................................       (1,079,448)
                          Foreign currency transactions--net .......................           (6,205)      (8,575,560)
                                                                                        ------------------------------
                       Total realized and unrealized loss--net .....................                        (9,218,412)
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations ........                     $     752,993
                                                                                                         =============

+     Commencement of operations.

      See Notes to Financial Statements.


10      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

Statement of Changes in Net Assets

                                                                                                                  For the Period
                                                                                                                 January 31, 2005+
                                                                                                                   to August 31,
Increase (Decrease) in Net Assets:                                                                                     2005
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................................................    $   9,971,405
                       Realized loss--net ......................................................................         (642,852)
                       Unrealized depreciation--net ............................................................       (8,575,560)
                                                                                                                    -------------
                       Net increase in net assets resulting from operations ....................................          752,993
                                                                                                                    -------------
=================================================================================================================================
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net ...................................       (8,916,645)
                                                                                                                    -------------
=================================================================================================================================
Common Stock Transactions
---------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from issuance of Common Stock ..................................................      228,245,000
                       Offering costs resulting from the issuance of Common Stock ..............................         (433,653)
                                                                                                                    -------------
                       Net increase in net assets resulting from Common Stock transactions .....................      227,811,347
                                                                                                                    -------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ............................................................      219,647,695
                       Beginning of period .....................................................................          100,008
                                                                                                                    -------------
                       End of period* ..........................................................................    $ 219,747,703
                                                                                                                    =============
                        * Undistributed investment income--net .................................................    $     648,249
                                                                                                                    =============

+     Commencement of operations.

      See Notes to Financial Statements.


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005     11

Statement of Cash Flows

For the Period January 31, 2005+ to August 31, 2005
=================================================================================================================================
Cash Used for Operating Activities
---------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ....................................    $     752,993
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Increase in receivables ..............................................................       (5,388,329)
                          Increase in prepaid expenses and other assets ........................................          (13,229)
                          Increase in liabilities ..............................................................          614,188
                          Realized and unrealized loss--net ....................................................        9,218,412
                          Realized loss on swaps ...............................................................         (393,210)
                          Realized and unrealized loss on foreign currency transactions ........................          (42,517)
                          Amortization of premium and discount .................................................          (26,392)
                       Proceeds from sales of long-term securities .............................................       44,271,348
                       Purchases of long-term securities .......................................................     (353,475,739)
                       Purchases of short-term securities--net .................................................      (16,532,692)
                                                                                                                    -------------
                       Net cash used for operating activities ..................................................     (321,015,167)
                                                                                                                    -------------
=================================================================================================================================
Cash Provided by Financing Activities
---------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from issuance of Common Stock ..................................................      228,245,000
                       Cash receipts from borrowings ...........................................................      154,200,000
                       Cash payments on borrowings .............................................................      (52,800,000)
                       Cash payments on offering costs .........................................................         (306,099)
                       Dividends paid to shareholders ..........................................................       (8,423,699)
                                                                                                                    -------------
                       Net cash provided by financing activities ...............................................      320,915,202
                                                                                                                    -------------
=================================================================================================================================
Cash
---------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in cash ....................................................................          (99,965)
                       Cash at beginning of year ...............................................................          100,008
                                                                                                                    -------------
                       Cash at end of year .....................................................................    $          43
                                                                                                                    =============
=================================================================================================================================
Cash Flow Information
---------------------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest ..................................................................    $   1,448,137
                                                                                                                    =============

+     Commencement of operations.

      See Notes to Financial Statements.


12      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

Financial Highlights

                                                                                                                  For the Period
                                                                                                                 January 31, 2005+
The following per share data and ratios have been derived                                                          to August 31,
from information provided in the financial statements.                                                                 2005
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ....................................................    $       19.10
                                                                                                                    -------------
                       Investment income--net*** ...............................................................              .84
                       Realized and unrealized loss--net .......................................................             (.77)
                                                                                                                    -------------
                       Total from investment operations ........................................................              .07
                                                                                                                    -------------
                       Less dividends from investment income--net ..............................................             (.75)
                                                                                                                    -------------
                       Offering costs resulting from the issuance of Common Stock ..............................             (.04)
                                                                                                                    -------------
                       Net asset value, end of period ..........................................................    $       18.38
                                                                                                                    =============
                       Market price per share, end of period ...................................................    $       17.53
                                                                                                                    =============
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ......................................................              .42%@
                                                                                                                    =============
                       Based on market price per share .........................................................            (8.53%)@
                                                                                                                    =============
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and excluding interest expense ..................................             1.00%*
                                                                                                                    =============
                       Expenses, net of waiver .................................................................             2.20%*
                                                                                                                    =============
                       Expenses ................................................................................             2.48%*
                                                                                                                    =============
                       Investment income--net ..................................................................             7.88%*
                                                                                                                    =============
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
                       Amount of borrowings, end of period (in thousands) ......................................    $     101,400
                                                                                                                    =============
                       Average amount of borrowings outstanding during the period (in thousands) ...............    $      75,543
                                                                                                                    =============
                       Average amount of borrowings outstanding per share during the period*** .................    $        6.33
                                                                                                                    =============
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ................................................    $     219,748
                                                                                                                    =============
                       Portfolio turnover ......................................................................            17.43%
                                                                                                                    =============

*     Annualized.
** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.



        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005     13

Notes to Financial Statements

1. Significant Accounting Policies:

Diversified Income Strategies Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on January 31, 2005, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on January 18, 2005 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DVF.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including loan interests made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in loan interests could be considered concentrated in financial institutions.

(b) Valuation of investments -- Loan interests are valued in accordance with guidelines established by the Board of Directors. Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of loan interests for which no reliable price quotes are available, such loan interests may be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for loan interests, the Investment Adviser will value the loan interests at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of


14      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005
the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005     15
be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $406,511 has been reclassified between undistributed net investment income and accumulated net realized capital loss as a result of permanent differences attributable to swap agreements and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. During the Fund's start-up phase, FAM elected to waive a portion of its management fee. For the period January 31, 2005 to August 31, 2005, FAM earned fees of $1,279,672, of which $355,611 was waived.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the period January 31, 2005 to August 31, 2005, MLPF&S received gross fees from underwriting of $8,424,137 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $54,312 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

For the period January 31, 2005 to August 31, 2005, the Fund reimbursed FAM $3,228 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the period January 31, 2005 to August 31, 2005 were $353,475,739 and $44,271,348, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period January 31, 2005 to August 31, 2005 increased by 11,950,000 from shares sold.

5. Short-Term Borrowings:

On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and


16      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

Notes to Financial Statements (concluded)

certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $125,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 3.41% and the average borrowing was approximately $75,543,000 for the year ended August 31, 2005.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.137500 per share on September 30, 2005 to shareholders of record on September 14, 2005.

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                       8/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .......................................             $8,916,645
                                                                      ----------
Total taxable distributions .............................             $8,916,645
                                                                      ==========

As of August 31, 2005, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income--net .......................         $   890,170
Undistributed long-term capital gains--net ...............                  --
                                                                   -----------
Total undistributed earnings--net ........................             890,170
Capital loss carryforward ................................                  --
Unrealized losses--net ...................................          (9,053,822)*
                                                                   -----------
Total accumulated losses--net ............................         $(8,163,652)
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Diversified Income Strategies Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Diversified Income Strategies Portfolio, Inc. as of August 31, 2005, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period January 31, 2005 (commencement of operations) through August 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Diversified Income Strategies Portfolio, Inc. as of August 31, 2005, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period January 31, 2005 through August 31, 2005, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 21, 2005


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005     17

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe Trust Company N.A. ("EquiServe" or the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


18      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe Trust Company N.A. (c/o Computershare Investor Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.

Fund Certification

In January 2005, the Fund filed its Chief Executive Officer Certification and its Annual Written Affirmation for the prior year with the New York Stock Exchange pursuant to Section 303A.12 of the New York Stock Exchange Corporate Listed Company Manual.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005     19

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.


20      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     2005 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 64                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     2005 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985                         Inc. (manu-
            Age: 53                              to 1989; Associate Professor, Graduate School of                      facturing)
                                                 Business Administration, University of Michigan from
                                                 1979 to 1985; Director, Harvard Business School of
                                                 Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2005 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 60                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000; and
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2005 to  President, Middle East Institute, from 1995 to 2001;  48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service, from 1961 to 1995; Career Minister from
            Age: 70                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     2005 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          48 Portfolios   Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company).


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005     21

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2005 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 70                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin J.    P.O. Box 9011  Vice         2005 to  Director (Global Fixed Income) of MLIM since 1998; Vice President of MLIMfrom
Booth       Princeton, NJ  President    present  1991 to 1998.
            08543-9011
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2005 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2005 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

NYSE Symbol

DVF

22      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.     AUGUST 31, 2005     23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Diversified Income Strategies Portfolio, Inc. seeks a high current income by investing primarily in a diversified portfolio of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to shareholders of Diversified Income Strategies Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Diversified Income Strategies Portfolio, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                   #DISP -- 8/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2005 - $42,000
                                  Fiscal Year Ending August 31, 2004 - $0

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2005 - $9,600
                                  Fiscal Year Ending August 31, 2004 - $0

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2005 - $7,900
                                  Fiscal Year Ending August 31, 2004 - $0

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2005 - $0
                                  Fiscal Year Ending August 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2005 - $7,377,027
             Fiscal Year Ending August 31, 2004 - $14,913,836

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Jean Margo Reid
         Kevin A. Ryan (retired as of December 31, 2004)
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Income Strategies Portfolio, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: October 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: October 19, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: October 19, 2005